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                           UNITED STATES
                SECURITIES AND EXCHANGE COMMISSION

                      Washington, D.C. 20549



                        ______________

                           FORM 8-K

                        CURRENT REPORT

                Pursuant to Section 13 or 15(d) of
                The Securities Exchange Act of 1934

                        ______________



Date of Report (Date of earliest event reported): February 24, 1994



                   USX Corporation
________________________________________________________
(Exact name of registration as specified in its charter)



    Delaware             1-5153               25-0996816
_______________       ____________       ___________________
(State or other       (Commission        (IRS Employer
jurisdiction of       File Number)       Identification No.)
incorporation)



   600 Grant Street, Pittsburgh, PA            15219-4776
________________________________________       __________
(Address of principal executive offices)       (Zip Code)



                         (412) 433-1121
                _______________________________
                (Registrant's telephone number,
                      including area code)
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ITEM 5. OTHER EVENTS.

        On February 24, 1994 USX Corporation and USX Capital LLC, a wholly-owned subsidiary ("Capital"), executed an Underwriting Agreement with Goldman, Sachs & Co. and a group of Underwriters, named therein, relating to the issuance of Capital of 10,000,000 shares of 8-3/4% Cumulative Monthly Income Preferred Shares, Series A, pursuant to a registration statement on Form S-3, File No. 33-52287.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

        (c) Exhibits

                4) Terms of the 8-3/4% Cumulative Monthly Income Preferred
                   Shares, Series A.



                                  SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     USX CORPORATION

                                         /s/ G.R. Haggerty
                                     By __________________________________
                                          G.R. Haggerty
                                          Vice President & Treasurer

Dated: February 25, 1994